EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contacts:

Jeff Young		Sandy Smith
Media Relations		Investor Relations
Akamai Technologies	–or–	Akamai Technologies
617-444-3913		617-444-2804
jyoung@akamai.com		ssmith@akamai.com

AKAMAI REPORTS THIRD QUARTER 2007 FINANCIAL RESULTS

•	Revenue grew to $161.2 million, up 45 percent year-over-year and up 6 percent from the second quarter 2007

•	GAAP net income was $24.3 million, or $0.13 per diluted share, up 73 percent year-over-year and up 12 percent over the second quarter 2007

•	Normalized net income* was $62.4 million, or $0.34 per diluted share, up 49 percent year-over-year and up 13 percent over the second quarter 2007

CAMBRIDGE, Mass. – October 24, 2007 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leading global service provider for accelerating content and applications online, today reported financial results for the third quarter ended September 30, 2007. Revenue for the third quarter 2007 was $161.2 million, a six percent increase over second quarter 2007 revenue of $152.7 million, and a 45 percent increase over third quarter 2006 revenue of $111.5 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the third quarter of 2007 was $24.3 million, or $0.13 per diluted share.

The Company generated normalized net income* of $62.4 million, or $0.34 per normalized diluted share*, in the third quarter of 2007, a 13 percent increase over second quarter 2007 normalized net income of $55.4 million, or $0.30 per diluted share, and a 49 percent improvement over 2006 third quarter normalized earnings of $41.8 million, or $0.24 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“We were very pleased with our third quarter results and the demand we saw for our services, especially as we experienced increased momentum during September,” said Paul Sagan, president and CEO of Akamai. “We saw strong growth across all of our core markets, as we continued to support our broad customer base with innovative solutions to help them realize the potential of their online businesses.”

Adjusted EBITDA* for the third quarter of 2007 was $71.9 million, up from $65.6 million in the second quarter 2007, and $46.8 million in the third quarter of 2006. Adjusted EBITDA margin for the third quarter was 45 percent, a three point improvement over the third quarter of last year. (*See Use of Non-GAAP Financial Measures below for definitions.)

Cash from operations was $77.4 million in the third quarter. On a year-to-date basis, cash from operations was $171.0 million, an increase of 56 percent over the same period last year. At the end of the third quarter, the Company had approximately $566 million in cash, cash equivalents and marketable securities.

The Company had approximately 165.7 million shares of common stock outstanding as of September 30, 2007.

Customers

The number of customers under long-term services contracts at the end of the third quarter increased by 61 to a record 2,616, a 22 percent increase year-over-year.

Sales through resellers and sales outside the United States accounted for 18 percent and 23 percent, respectively, of revenue for the third quarter 2007.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-888-689-4521 (or 1-706-645-9202 for international calls). A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-800-642-1687

(or 1-706-645-9291 for international calls) and using conference ID No. 18946845.

About Akamai

Akamai® is the leading global service provider for accelerating content and applications online. Thousands of organizations have formed trusted relationships with Akamai, improving their revenue and reducing costs by maximizing the performance of their online businesses. Leveraging the Akamai EdgePlatform, these organizations gain business advantage today, and have the foundation for the emerging Web solutions of tomorrow. Akamai is “The Trusted Choice for Online Business.” For more information, visit www.akamai.com.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	September 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$152,804	$80,595
Marketable securities	283,546	188,141
Restricted marketable securities	511	1,105
Accounts receivable, net	108,205	86,232
Prepaid expenses and other current assets	25,604	18,600

Current assets	570,670	374,673
Marketable securities	125,973	161,511
Restricted marketable securities	3,102	3,102
Property and equipment, net	134,185	86,623
Goodwill and other intangible assets, net	458,243	298,263
Other assets	4,697	4,256
Deferred tax assets, net	277,750	319,504

Total assets	$1,574,620	$1,247,932

Liabilities and stockholders' equity
Accounts payable and accrued expenses	$82,572	$80,713
Other current liabilities	11,911	8,551

Current liabilities	94,483	89,264
Other liabilities	8,485	3,975
Convertible notes	199,855	200,000

Total liabilities	302,823	293,239
Stockholders' equity	1,271,797	954,693

Total liabilities and stockholders' equity	$1,574,620	$1,247,932

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2006	September 30, 2007	September 30, 2006
Revenues	$161,240	$152,654	$111,495	$100,649	$453,168	$302,969
Costs and operating expenses:
Cost of revenues * †	43,811	39,759	24,984	21,195	118,050	65,495
Research and development *	11,408	11,663	8,862	8,373	33,675	23,961
Sales and marketing *	36,671	37,739	29,416	29,720	111,159	85,431
General and administrative * †	30,744	29,779	24,529	21,870	88,001	64,942
Amortization of other intangible assets	2,835	2,932	1,943	2,198	8,579	6,437
Restructuring benefit	—	(178)	—	—	(178)	—

Total costs and operating expenses	125,469	121,694	89,734	83,356	359,286	246,266

Operating income	35,771	30,960	21,761	17,293	93,882	56,703

Interest income, net	(5,913)	(5,243)	(3,970)	(3,336)	(15,888)	(9,964)
Loss on early extinguishment of debt	2	—	—	—	3	—
Gain on investments, net	(1)	—	—	(2)	(1)	(259)
Other (income) expense, net	(1,273)	572	448	(475)	(497)	(213)

Income before provision for income taxes	42,956	35,631	25,283	21,106	110,265	67,139
Provision for income taxes	18,692	13,985	11,264	9,842	45,176	30,361

Net income	$24,264	$21,646	$14,019	$11,264	$65,089	$36,778

Net income per share:
Basic	$0.15	$0.13	$0.09	$0.07	$0.40	$0.24
Diluted	$0.13	$0.12	$0.08	$0.07	$0.36	$0.22

Shares used in per share calculations:
Basic	165,474	164,798	155,739	154,702	163,947	154,753
Diluted	185,106	185,601	177,063	175,612	185,212	177,290

*	Includes stock-related compensation (see supplemental table for figures)
†	Includes depreciation (see supplemental table for figures)

	Three Months Ended				Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2006	September 30, 2007	September 30, 2006
Supplemental financial data (in thousands):

Stock-related compensation:
Cost of revenues	$896	$847	$517	$533	$2,482	$1,323
Research and development	4,095	3,944	3,037	3,332	12,015	8,026
Sales and marketing	6,810	6,471	4,781	5,040	20,108	12,410
General and administrative	5,108	5,946	6,179	4,270	16,342	13,017

Total stock-related compensation	$16,909	$17,208	$14,514	$13,175	$50,947	$34,776

Depreciation and amortization:
Network-related depreciation	$13,591	$12,277	$7,144	$6,178	$36,046	$18,678
Capitalized stock-related compensation amortization	537	401	129	27	1,126	162
Other depreciation	2,279	1,967	1,306	1,164	5,917	3,505
Amortization of other intangible assets	2,835	2,932	1,943	2,198	8,579	6,437

Total depreciation and amortization	$19,242	$17,577	$10,522	$9,567	$51,668	$28,782

Capital expenditures:
Purchases of property and equipment	$18,345	$25,579	$13,519	$10,733	$71,466	$37,808
Capitalized internal-use software	4,981	4,113	2,932	3,494	13,095	9,044
Capitalized stock-related compensation	1,551	1,427	1,058	1,242	4,362	2,822

Total capital expenditures	$24,877	$31,119	$17,509	$15,469	$88,923	$49,674
Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$62,010	$23,895	$48,600	$26,059	$131,482	$101,953

End of period statistics:
Number of customers under recurring contract	2,616	2,555	2,144	2,060
Number of employees	1,287	1,261	917	871
Number of deployed servers	28,301	27,322	21,864	20,836

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2006	September 30, 2007	September 30, 2006
Cash flows from operating activities:
Net income	$24,264	$21,646	$14,019	$11,264	$65,089	$36,778
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	19,452	17,788	10,732	9,778	52,299	29,413
Stock-related compensation	16,909	17,208	14,514	13,175	50,947	34,776
Utilization of tax NOLs/credits and changes in deferred tax assets, net	16,540	13,437	11,154	9,178	41,678	29,096
Excess tax benefits from stock-based compensation	(1,100)	(3,009)	(8,735)	(5,467)	(11,585)	(19,601)
(Gain) loss on sale of investments, property and equipment and foreign currency, net	(678)	(41)	64	(295)	(1,167)	(557)
Provision for doubtful accounts	944	594	(164)	279	2,053	433
Non-cash portion of loss on early extinguishment of debt	2	—	—	—	3	—
Non-cash portion of restructuring benefit	—	(178)	—	—	(178)	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(9,054)	(12,156)	(3,257)	(7,338)	(20,551)	(13,998)
Prepaid expenses and other current assets	(2,192)	(307)	(495)	(1,205)	(7,625)	(4,814)
Accounts payable, accrued expenses and other current liabilities	10,975	(15,797)	12,097	(418)	(4,128)	18,518
Accrued restructuring	(1,049)	(818)	(458)	(494)	(2,545)	(1,506)
Deferred revenue	859	(1,003)	(937)	(602)	3,973	1,102
Other noncurrent assets and liabilities	1,479	(35)	(44)	(109)	2,695	(243)

Net cash provided by operating activities:	77,351	37,329	48,490	27,746	170,958	109,397

Cash flows from investing activities:
Business acquisitions, net of cash acquired	—	2,440	—	—	7,875	—
Purchases of property and equipment and capitalization of internal-use software costs	(23,326)	(29,692)	(16,451)	(14,227)	(84,561)	(46,852)
Proceeds from sales and maturities of investments	93,335	104,414	65,501	68,966	249,418	185,233
Purchase of investments	(102,716)	(152,831)	(87,778)	(86,924)	(308,826)	(279,707)
Proceeds from sale of property and equipment	9	—	—	—	9	—
Decrease in restricted investments held for security deposits	723	—	—	—	723	400

Net cash used in investing activities	(31,975)	(75,669)	(38,728)	(32,185)	(135,362)	(140,926)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	4,835	11,059	7,186	6,822	22,586	18,651
Excess tax benefits from stock-based compensation	1,100	3,009	8,735	5,467	11,585	19,601
Payments on capital leases	—	(23)	—	—	(23)	—

Net cash provided by financing activities	5,935	14,045	15,921	12,289	34,148	38,252

Effects of exchange rate translation on cash and cash equivalents	1,331	212	(62)	630	2,465	608

Net increase (decrease) in cash and cash equivalents	52,642	(24,083)	25,621	8,480	72,209	7,331
Cash and cash equivalents, beginning of period	100,162	124,245	73,502	65,022	80,595	91,792

Cash and cash equivalents, end of period	$152,804	$100,162	$99,123	$73,502	$152,804	$99,123

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Recent legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, taxes, depreciation and amortization of tangible and intangible assets, stock-related compensation expense, amortization of capitalized stock-related compensation, restructuring charges and benefits, certain gains and losses on equity investments, foreign exchange gains and losses, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest expense, or do not require a cash outlay, such as stock-related compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA over revenue. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment and capitalization of internal-use software development costs. Capital expenditures or capex are disclosed in Akamai’s condensed consolidated Statement of Cash Flows in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “normalized net income” as net income before amortization of intangible assets, stock-related compensation expense, amortization of capitalized stock-related compensation, restructuring charges and benefits, certain gains and losses on equity investments, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “normalized diluted shares” as diluted common shares outstanding used in GAAP net income per share calculation, excluding the effect of FAS 123R under the treasury stock method. Akamai considers normalized diluted shares to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and normalized net income should be considered in addition to, not as a substitute for, the Company's operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to normalized net income

and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended				Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2006	September 30, 2007	September 30, 2006
Net income	$24,264	$21,646	$14,019	$11,264	$65,089	$36,778

Amortization of intangible assets	2,835	2,932	1,943	2,198	8,579	6,437
Stock-related compensation	16,909	17,208	14,514	13,175	50,947	34,776
Amortization of capitalized stock-related compensation	537	401	129	27	1,126	162
Gain on investments, net	(1)	—	—	(2)	(1)	(259)
Utilization of tax NOLs/credits	17,833	13,437	11,154	9,178	42,971	29,096
Loss on early extinguishment of debt	2	—	—	—	3	—
Restructuring benefit	—	(178)	—	—	(178)	—

Total normalized net income:	62,379	55,446	41,759	35,840	168,536	106,990

Interest income, net	(5,913)	(5,243)	(3,970)	(3,336)	(15,888)	(9,964)
Provision for income taxes	859	548	110	664	2,205	1,265
Depreciation and amortization	15,870	14,244	8,450	7,342	41,963	22,183
Other (income) expense, net	(1,273)	572	448	(475)	(497)	(213)

Total Adjusted EBITDA:	$71,922	$65,567	$46,797	$40,035	$196,319	$120,261

Normalized net income per share:
Basic	$0.38	$0.34	$0.27	$0.23	$1.03	$0.69
Diluted	$0.34	$0.30	$0.24	$0.20	$0.91	$0.61
Shares used in normalized per share calculations:
Basic	165,474	164,798	155,739	154,702	163,947	154,753
Diluted	186,767	187,432	179,563	178,358	187,010	178,700

# # #

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements concerning the expected growth and development of our business and expectations with respect to revenue. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure to maintain the prices we charge for our services, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai's services or network infrastructure, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.